Waddell & Reed Advisors
                    Government
                    Securities
                    Fund, Inc.

                    Semiannual
                    Report
                    --------------
                    March 31, 2002

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        11     Statement of Assets and Liabilities

        12     Statement of Operations

        13     Statement of Changes in Net Assets

        14     Financial Highlights

        18     Notes to Financial Statements

        23     Independent Auditors' Report

        24     Householding Notice

        26     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Government Securities Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF GOVERNMENT SECURITIES FUND
     March 31, 2002

Dear Shareholder,

We are pleased to share with you this report on your Fund's operations for the six months ended March 31, 2002.

The last six months brought signs of economic recovery and a shift in Federal Reserve policy from one of easing interest rates to a more neutral stance. Indeed, many market analysts, by March 31, were projecting interest rate increases by mid-year. While that remains to be seen, we believe that an economic recovery is taking hold, although the strength and sustainability are uncertain.

While corporate profits remained mostly depressed during the period, recent economic data suggests that they may begin to recover. We believe that continued low interest rates, tame inflation, aggressive cost cutting by domestic companies and rising productivity may be just the right recipe for improving corporate profits in the near future. While we do expect volatility to continue as the theme for the next few quarters, the underlying trends of tamer inflation and the likelihood for increasing profits lead us to believe that the prospects for the equity markets remain favorable.

By March 31, many of the primary equity indexes had shown relatively strong returns, boosted by a market rebound in the fourth quarter of 2001. For the last six months, the Nasdaq Composite Index increased 23.12 percent. The other two major indexes also showed strong returns during the period, as the S&P 500 Index increased 11 percent and the Dow Jones Industrial Average increased 18.73 percent.

In contrast, bonds struggled a bit during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index's rather flat return of 0.09 percent for the period. Oftentimes, renewed confidence in the equity market, coupled with lower levels of risk aversion, can create a difficult competitive environment for fixed income securities. Bond performance over the last six months also may have been affected by the market's expectation of an eventual interest rate increase from the Federal Reserve.

Without question, recent events have impacted the market, some negatively and some positively. While ongoing change can be disconcerting to investors, we believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.

Respectfully,
Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND
-------------------------------------------------------------
Government Securities Fund

GOAL
To seek as high a current income as is consistent with safety of principal. (Fund shares are not guaranteed by the U.S. Government or any government agency.)

Strategy
Invests exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

Founded
1982

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary - Class A Shares
           Per Share Data
For the Six Months Ended March 31, 2002
---------------------------------------
Dividends paid                   $0.13
                                 =====
Net asset value on
   3-31-02                       $5.45
   9-30-01                        5.63
                                ------
Change per share                $(0.18)
                                ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND
-------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-02     -0.02%       4.42%          -0.47%         3.51%
 5-year period
  ended 3-31-02      5.93%       6.86%            ---           ---
10-year period
  ended 3-31-02      6.49%       6.96%            ---           ---
Since inception
  of Class (F)       ---          ---            5.11%         6.22%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
 1-year period
  ended 3-31-02     3.67%        4.72%
 5-year period
  ended 3-31-02      ---         7.16%
10-year period
  ended 3-31-02      ---          ---
Since inception
  of Class (D)       6.36%       6.58%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND
-------------------------------------------------------------
Portfolio Highlights

On March 31, 2002, Waddell & Reed Advisors Government Securities Fund, Inc. had net assets totaling $237,555,864 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Government Securities Fund, Inc., for every $100 you had invested on March 31, 2002, your Fund owned:

 $58.51  Mortgage-Backed Obligations
  23.51  Agency Obligations
  10.98  Treasury Obligations
   7.00  Cash and Cash Equivalents

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 23.51%
 Federal Home Loan Bank,
   5.75%, 9-24-08 ........................   $ 2,500 $  2,475,025
 Federal Home Loan Mortgage Corporation:
   6.375%, 11-15-03 ......................     4,500    4,694,463
   4.625%, 4-11-05 .......................     3,000    3,018,750
   5.25%, 1-15-06 ........................     4,500    4,542,818
 Federal National Mortgage Association:
   3.58%, 5-26-05 ........................     1,250    1,211,042
   5.5%, 2-15-06 .........................     6,500    6,617,559
   5.25%, 8-14-06 ........................     3,750    3,755,078
   4.5%, 10-17-06 ........................     9,000    8,739,729
   6.25%, 7-19-11 ........................     4,500    4,494,996
   6.0%, 12-21-11 ........................     6,000    5,876,202
 Tennessee Valley Authority:
   4.875%, 12-15-16 ......................     2,500    2,455,910
   5.88%, 4-1-36 .........................     7,750    7,965,690
                                                     ------------
Total Agency Obligations                               55,847,262
                                                     ------------

Mortgage-Backed Obligations - 58.51%
 Federal Agricultural Mortgage Corporation
   Guaranteed Agricultural Mortgage-Backed
   Securities,
   7.066%, 1-25-12 .......................     5,577    5,586,468
 Federal Home Loan Mortgage Corporation
   Agency REMIC/CMO:
   6.0%, 3-25-14 .........................     2,000    1,993,963
   6.5%, 9-25-18 .........................     2,500    2,569,900
   6.25%, 1-15-21 ........................     3,500    3,598,362
   6.5%, 1-15-27 .........................     4,000    4,010,003
   6.5%, 7-15-28 .........................     3,649    3,712,224
   7.5%, 3-15-29 .........................     3,500    3,572,951
   7.5%, 9-15-29 .........................     3,617    3,706,994
   6.5%, 11-15-29 ........................     2,000    1,964,055
 Federal Home Loan Mortgage Corporation Fixed Rate
   Participation Certificates:
   11.0%, 1-1-03 .........................         6        6,153
   7.5%, 9-1-07 ..........................        28       29,546
   8.0%, 2-1-23 ..........................       615      656,130
   6.5%, 11-1-24 .........................     1,288    1,300,326
   7.0%, 12-1-25 .........................     3,893    3,979,301
   7.0%, 5-1-31 ..........................       692      705,724

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 Federal Home Loan Mortgage Corporation
   Non-Agency REMIC/CMO,
   6.5%, 11-15-29 ........................   $ 2,750 $  2,715,339
 Federal National Mortgage Association
   Agency REMIC/CMO:
   6.5%, 8-25-21 .........................     6,031    6,165,728
   6.0%, 2-25-28 .........................     8,895    8,920,556
 Federal National Mortgage Association Fixed Rate
   Participation Certificates:
   7.135%, 6-1-07 ........................     5,433    5,745,043
   7.15%, 6-1-07 .........................     2,204    2,332,184
   6.09%, 4-1-09 .........................     3,875    3,905,761
   6.147%, 4-1-09 ........................     2,953    2,985,396
   6.0%, 1-1-17 ..........................     3,461    3,451,857
   6.0%, 2-1-17 ..........................     6,937    6,917,667
   6.5%, 3-1-17 ..........................     7,000    7,125,781
   7.0%, 12-1-23 .........................     3,556    3,627,705
   7.42%, 10-1-25 ........................     5,870    6,202,853
   6.5%, 1-1-30 ..........................     1,607    1,606,715
   6.5%, 7-1-30 ..........................     3,926    3,924,444
 Government National Mortgage Association Pass-Through
   Certificates:
   8.0%, 11-15-17 ........................       661      709,224
   7.0%, 7-15-23 .........................     1,667    1,712,272
   7.0%, 8-20-27 .........................       429      438,257
   6.5%, 7-15-28 .........................     3,989    3,989,321
   9.75%, 11-15-28 .......................     2,863    2,923,029
   6.5%, 5-15-29 .........................     3,412    3,410,248
   7.75%, 10-15-31 .......................     1,929    2,021,732
 Guaranteed Development
   Company Participation Certificates,
   Series 1995-20 F, Guaranteed by the U.S.
   Small Business Administration (an
   Independent Agency of the United States),
   6.8%, 6-1-15 ..........................     3,169    3,290,858


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND
     March 31, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Mortgage-Backed Obligations (Continued)
 United States Department of Veterans Affairs,
   Guaranteed REMIC Pass-Through Certificates,
   Vendee Mortgage Trust:
   2000-2 Class 1-D,
   7.5%, 9-15-26 .........................   $ 3,250 $  3,389,360
   2001-1 Class 2-B,
   7.0%, 12-15-22 ........................     3,500    3,626,980
   2001-1 Class 2-E,
   7.0%, 1-15-28 .........................     4,500    4,546,530
   2001-3 Class G,
   6.5%, 4-15-27 .........................     2,500    2,436,600
   2002-1 Class 2-G,
   6.5%, 10-15-25 ........................     3,500    3,475,395
                                                     ------------
Total Mortgage-Backed Obligations                     138,988,935
                                                     ------------

Treasury Obligations - 10.98%
 U.S. Treasury Bonds:
   11.25%, 2-15-15 .......................     3,800    5,657,843
   6.0%, 2-15-26 .........................     3,750    3,731,396
   6.125%, 11-15-27 ......................     5,000    5,061,915
 U.S. Treasury Notes:
   6.5%, 8-15-05 .........................     3,000    3,190,899
   7.0%, 7-15-06 .........................     1,000    1,084,492
   5.625%, 5-15-08 .......................     3,000    3,073,242
   6.5%, 2-15-10 .........................     4,000    4,282,812
                                                     ------------
Total Treasury Obligations                             26,082,599
                                                     ------------

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 93.00%                                 $220,918,796
 (Cost: $219,654,103)

SHORT-TERM SECURITIES - 7.67%
Repurchase Agreement
 J.P. Morgan Securities Inc., 1.73% Repurchase
   Agreement dated 3-28-02, to be
   repurchased at $18,239,505 on 4-1-02*..    18,236 $ 18,236,000
                                                     ------------
 (Cost: $18,236,000)

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF GOVERNMENT SECURITIES FUND
     March 31, 2002

                                                            Value

TOTAL INVESTMENT SECURITIES - 100.67%                $239,154,796
 (Cost: $237,890,103)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.67%)    (1,598,932)

NET ASSETS - 100.00%                                 $237,555,864


Notes to Schedule of Investments

*Collateralized by $14,000,000 U.S. Treasury Bond, 8.75% due 5-15-20; market value and accrued interest aggregate $18,650,869.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
GOVERNMENT SECURITIES FUND
March 31, 2002
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................     $239,155
 Cash  .............................................           40
 Receivables:
   Interest ........................................        2,075
   Fund shares sold ................................          698
 Prepaid insurance premium  ........................           11
                                                         --------
    Total assets  ..................................      241,979
LIABILITIES                                              --------
 Payable for investment securities purchased  ......        2,998
 Payable to Fund shareholders  .....................        1,189
 Dividends payable  ................................          108
 Accrued shareholder servicing (Note 2)  ...........           54
 Accrued service fee (Note 2)  .....................           36
 Accrued management fee (Note 2)  ..................           16
 Accrued accounting services fee (Note 2)  .........            5
 Accrued distribution fee (Note 2)  ................            4
 Other  ............................................           13
                                                         --------
    Total liabilities  .............................        4,423
                                                         --------
      Total net assets .............................     $237,556
NET ASSETS                                               ========
 $0.01 par value capital stock:
   Capital stock ...................................     $    436
   Additional paid-in capital ......................      238,471
 Accumulated undistributed income (loss):
   Accumulated undistributed net realized loss on
    investment transactions  .......................       (2,616)
   Net unrealized appreciation in value of
    investments  ...................................        1,265
    Net assets applicable to outstanding units           --------
      of capital ...................................     $237,556
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $5.45
 Class B  ..........................................        $5.45
 Class C  ..........................................        $5.45
 Class Y  ..........................................        $5.45
Capital shares outstanding:
 Class A  ..........................................       36,110
 Class B  ..........................................        2,622
 Class C  ..........................................        3,134
 Class Y  ..........................................        1,730
Capital shares authorized ..........................    3,000,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
GOVERNMENT SECURITIES FUND
For the Six Months Ended March 31, 2002
(In Thousands)

INVESTMENT INCOME
  Interest and amortization (Note 1B)  .....................   $ 5,869
                                                               -------
  Expenses (Note 2):
     Investment management fee .............................       520
     Service fee:
       Class A  ............................................       199
       Class B  ............................................        15
       Class C  ............................................        12
     Shareholder servicing:
       Class A  ............................................       188
       Class B  ............................................        18
       Class C  ............................................        10
       Class Y  ............................................         5
     Distribution fee:
       Class A  ............................................        12
       Class B  ............................................        44
       Class C  ............................................        37
     Registration fees .....................................        65
     Accounting services fee ...............................        27
     Audit fees ............................................         7
     Custodian fees ........................................         7
     Legal fees ............................................         2
     Other .................................................        29
                                                               -------
       Total expenses  .....................................     1,197
                                                               -------
          Net investment income ............................     4,672
                                                               -------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net loss on investments  ........................      (115)
  Unrealized depreciation in value of investments
     during the period .....................................    (7,055)
                                                               -------
     Net loss on investments ...............................    (7,170)
                                                               -------
       Net decrease in net assets resulting from
          operations .......................................   $(2,498)
                                                               =======

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
GOVERNMENT SECURITIES FUND
(In Thousands)

                                                 For the   For the
                                                   six     fiscal
                                                 months     year
                                                  ended     ended
                                                 3-31-02   9-30-01
                                                --------- ---------
INCREASE IN NET ASSETS
  Operations:
     Net investment income ..................  $  4,672  $  7,502
     Realized net loss on investments .......      (115)     (116)
     Unrealized appreciation (depreciation) .    (7,055)    9,298
                                               --------  --------
       Net increase (decrease) in net assets
          resulting from operations .........    (2,498)   16,684
                                               --------  --------
  Dividends to shareholders from
     net investment income (Note 1D):*
     Class A ................................    (4,125)   (7,017)
     Class B ................................      (217)     (170)
     Class C ................................      (187)     (127)
     Class Y ................................      (143)     (188)
                                               --------  --------
          ...................................    (4,672)   (7,502)
                                               --------  --------
  Capital share transactions
     (Note 5) ...............................    58,985    57,492
                                               --------  --------
     Total increase .........................    51,815    66,674
NET ASSETS
  Beginning of period  ......................   185,741   119,067
                                               --------  --------
  End of period  ............................  $237,556  $185,741
                                               ========  ========
     Undistributed net investment
       income  ..............................  $    ---  $    ---
                                               ========  ========

                 *See "Financial Highlights" on pages 14 - 17.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GOVERNMENT SECURITIES FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                     For theFor theFor the
                        six  fiscal fiscal
                     months   year periodFor the fiscal year ended March 31,
                      ended   ended  ended-----------------------------------
                    3-31-02 9-30-019-30-00    2000   1999    1998   1997
                    ------- --------------  ------ ------  ------ ------
Net asset value,
 beginning of
 period  ...........  $5.63   $5.27  $5.22   $5.43  $5.46   $5.19  $5.32
                     ------  ------ ------  ------ ------  ------  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.13    0.29   0.15    0.31   0.32    0.33   0.33
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.18)   0.36   0.05   (0.21) (0.03)   0.27  (0.13)
                      -----   -----  -----  ------ ------  ------  -----
Total from investment
 operations  .......  (0.05)   0.65   0.20    0.10   0.29    0.60   0.20
                      -----   -----  -----  ------ ------  ------  -----
Less dividends declared
 from net investment
 income  ...........  (0.13)  (0.29) (0.15)  (0.31) (0.32)  (0.33) (0.33)
                      -----   -----  -----  ------ ------  ------  -----
Net asset value,
 end of period  ....  $5.45   $5.63  $5.27   $5.22  $5.43   $5.46  $5.19
                      =====   =====  =====   =====  =====   =====  =====
Total return* ......  -0.96%  12.68%  3.97%   1.82%  5.44%  11.84%  3.75%
Net assets, end
 of period (in
 millions)  ........   $197    $168   $114    $117   $134    $131   $129
Ratio of expenses
 to average net
 assets  ...........   1.08%** 1.11%  1.12%** 1.12%  0.96%   0.89%  0.91%
Ratio of net investment
 income to average
 net assets  .......   4.58%** 5.32%  5.85%** 5.77%  5.82%   6.14%  6.17%
Portfolio turnover
 rate  .............  13.51%  31.72% 15.79%  26.78% 37.06%  35.18% 34.18%
 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GOVERNMENT SECURITIES FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                           For the For the For the period
                              six   fiscal  fiscal   from
                            months    year  period10-4-99*
                            ended    ended   endedthrough
                            3-31-029-30-01 9-30-003-31-00
                            -------------- --------------
Net asset value,
 beginning of period          $5.63  $5.27   $5.22  $5.25
                              -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.10   0.24    0.13   0.13
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.18)  0.36    0.05  (0.03)
                              -----  -----   -----  -----
Total from investment
 operations  .......          (0.08)  0.60    0.18   0.10
                              -----  -----   -----  -----
Less dividends declared
 from net investment
 income  ...........          (0.10) (0.24)  (0.13) (0.13)
                              -----  -----   -----  -----
Net asset value,
 end of period  ....          $5.45  $5.63   $5.27  $5.22
                              =====  =====   =====  =====
Total return .......          -1.38% 11.70%   3.56%  1.88%
Net assets, end of
 period (in millions)           $14     $9      $2     $1
Ratio of expenses
 to average
 net assets  .......           1.94%**1.98%   1.92%**1.85%**
Ratio of net investment
 income to average
 net assets  .......           3.73%**4.33%   5.04%**5.19%**
Portfolio turnover
 rate  .............          13.51% 31.72%  15.79% 26.78%**

 *Commencement of operations.
**Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GOVERNMENT SECURITIES FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                  For the
                           For the For the For the period
                              six   fiscal  fiscal   from
                            months    year  period10-8-99*
                            ended    ended   endedthrough
                            3-31-029-30-01 9-30-003-31-00
                            -------------- --------------
Net asset value,
 beginning of period          $5.63  $5.27   $5.22  $5.23
                              -----  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.11   0.25    0.13   0.12
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.18)  0.36    0.05  (0.01)
                              -----  -----   -----  -----
Total from investment
 operations  .......          (0.07)  0.61    0.18   0.11
                              -----  -----   -----  -----
Less dividends declared
 from net investment
 income  ...........          (0.11) (0.25)  (0.13) (0.12)
                              -----  -----   -----  -----
Net asset value,
 end of period  ....          $5.45  $5.63   $5.27  $5.22
                              =====  =====   =====  =====
Total return .......          -1.34% 11.79%   3.48%  2.08%
Net assets, end of
 period (000
 omitted)  .........        $17,077 $6,273    $714   $269
Ratio of expenses
 to average net
 assets  ...........           1.85%**1.85%   2.06%**2.07%**
Ratio of net investment
 income to average
 net assets  .......           3.81%**4.47%   4.90%**4.98%**
Portfolio turnover
 rate  .............          13.51% 31.72%  15.79% 26.78%**

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
GOVERNMENT SECURITIES FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                    For the For theFor the
                        six  fiscal fiscal         For the fiscal
                     months    year period    year ended March 31,
                      ended   ended  ended--------------------------------
                    3-31-02 9-30-019-30-00    2000   1999    1998   1997
                    ------- --------------   -----  -----   -----  -----
Net asset value,
 beginning of period  $5.63   $5.27  $5.22   $5.43  $5.46   $5.19  $5.32
                     ------  ------ ------  ------ ------  ------ ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.13    0.31   0.16    0.33   0.33    0.34   0.34
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.18)   0.36   0.05   (0.21) (0.03)   0.27  (0.13)
                     ------  ------ ------  ------ ------  ------ ------
Total from investment
 operations  .......  (0.05)   0.67   0.21    0.12   0.30    0.61   0.21
                     ------  ------ ------  ------ ------  ------ ------
Less dividends declared
 from net investment
 income  ...........  (0.13)  (0.31) (0.16)  (0.33) (0.33)  (0.34) (0.34)
                     ------  ------ ------  ------ ------  ------ ------
Net asset value,
 end of period  ....  $5.45   $5.63  $5.27   $5.22  $5.43   $5.46  $5.19
                     ======  ====== ======  ====== ======  ====== ======
Total return .......  -0.83%  13.04%  4.16%   2.20%  5.71%  12.02%  3.99%
Net assets, end of
 period (in
 millions)  ........    $10      $3     $3      $2     $2      $2     $1
Ratio of expenses
 to average net
 assets  ...........   0.79%*  0.79%  0.77%*  0.75%  0.68%   0.66%  0.67%
Ratio of net
 investment income
 to average net
 assets  ...........   4.88%*  5.64%  6.20%*  6.15%  6.10%   6.37%  6.41%
Portfolio
 turnover rate  ....  13.51%  31.72% 15.79%  26.78% 37.06%  35.18% 34.18%

*Annualized.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek as high a current income as is consistent with safety of principal. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from March 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. The Fund accrues and pays the fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check drawn on the checking account of the Fund. Prior to December 1, 2001, the shareholder servicing charge was $1.6125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $665,336. During the period ended March 31, 2002, W&R received $15,920 and $1,900 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $526,036 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $4,452, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of U.S. Government securities aggregated $94,290,666, while proceeds from maturities and sales aggregated $25,479,942. Purchases of short-term securities aggregated $2,832,926,000, while proceeds from maturities and sales aggregated $2,839,571,000.

For Federal income tax purposes, cost of investments owned at March 31, 2002 was $238,147,116, resulting in net unrealized appreciation of $1,007,680, of which $3,113,336 related to appreciated securities and $2,105,656 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized no net capital gains or losses during the fiscal year ended September 30, 2001, because of the utilization of capital loss carryovers and the effect of certain losses deferred into the next fiscal year (see discussion below). Capital loss carryovers aggregated $2,132,760 at September 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $515,421 at September 30, 2002; $343,196 at September 30, 2003; $690,258 at September 30, 2004; $467,822 at September 30,
2007; and $116,063 at September 30, 2008.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $116,221, which have been deferred to the fiscal year ended September 30, 2002.

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the       For the
                         six months        fiscal
                              ended    year ended
                            3-31-02       9-30-01
                        -----------   -----------
Shares issued from sale
 of shares:
 Class A  ............       11,170        13,532
 Class B  ............        1,335         1,344
 Class C  ............        2,350         1,178
 Class Y  ............        1,421           433
Shares issued from
 reinvestment of dividends:
 Class A  ............          688         1,189
 Class B  ............           36            30
 Class C  ............           32            23
 Class Y  ............           25            26
Shares redeemed:
 Class A  ............       (5,627)       (6,522)
 Class B  ............         (287)         (125)
 Class C  ............         (363)         (221)
 Class Y  ............         (199)         (460)
                              -----         -----
Increase in outstanding
 capital shares  .....       10,581        10,427
                             ======         =====
Value issued from sale
 of shares:
 Class A  ............      $62,216       $74,327
 Class B  ............        7,433         7,372
 Class C  ............       13,078         6,459
 Class Y  ............        7,915         2,373
Value issued from
 reinvestment of dividends:
 Class A  ............        3,815         6,473
 Class B  ............          202           162
 Class C  ............          176           124
 Class Y  ............          139           142
Value redeemed:
 Class A  ............      (31,267)      (35,497)
 Class B  ............       (1,587)         (681)
 Class C  ............       (2,017)       (1,204)
 Class Y  ............       (1,118)       (2,558)
                            -------       -------
Increase in
 outstanding capital        $58,985       $57,492
                            =======       =======

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Government Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Government Securities Fund, Inc. (the "Fund") as of March 31, 2002, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Government Securities Fund, Inc. as of March 31, 2002, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2001, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 10, 2002

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Henry J. Herrmann, President
James C. Cusser, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.






FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1011SA(3-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.